                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement"), dated August 24, 2006, between Residential Funding Corporation, a Delaware corporation ("RFC"), Goldman Sachs Mortgage Company, a New York limited partnership ("GSMC"), and Residential Funding Mortgage Securities I, Inc., a Delaware corporation (the "Company").

                                    Recitals

      I. RFC has entered into contracts with various seller/servicers, pursuant to which such seller/servicers sell to RFC mortgage loans.

      II. RFC sold various mortgage loans to GSMC (i) pursuant to a Standard Terms and Provisions of Sale and Servicing Agreement, dated September 29, 2005 between GSMC and RFC (as amended by Amendment No. 1 thereto, dated June 26, 2006, the "Sale and Servicing Agreement") and the Reference Agreement, dated April 6, 2006, between RFC and GSMC (the "April Reference Agreement"), (ii) pursuant to the Sale and Servicing Agreement and the Reference Agreement, dated May 25, 2006, between RFC and GSMC (the "May Reference Agreement" and together with the April Reference Agreement, the "Reference Agreements"), (iii) pursuant to the Sale and Servicing Agreement and the Assignment and Conveyance, dated July 13, 2006, between RFC and GSMC (the "July Assignment"), and (iv) pursuant to the Sale and Servicing Agreement and the Assignment and Conveyance, dated August 4, 2006, between RFC and GSMC (the "August Assignment" and together with the July Assignment, the "Assignments").

      III. The Company wishes to purchase from GSMC certain Mortgage Loans (as hereinafter defined) sold by RFC to GSMC pursuant to the Sale and Servicing Agreement.

      IV. The Company, RFC, as master servicer and U.S. Bank National Association, as trustee (the "Trustee"), are entering into a Series Supplement, dated as of August 1, 2006 (the "Series Supplement") to the Standard Terms of Pooling and Servicing Agreement, dated as of June 1, 2006 (together with the Series Supplement, the "Pooling and Servicing Agreement"), pursuant to which the Company proposes to issue Mortgage Pass-Through Certificates, Series 2006-SA2 (the "Certificates") consisting of classes designated as the Class I-A, Class II-X, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class IV-A-1, Class IV-A-2, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Senior Certificates"), Class M-1, Class M-2 and Class M-3 Certificates (collectively, the "Class M Certificates") and Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates"), representing beneficial ownership interests in a trust fund consisting primarily of a pool of mortgage loans identified in Exhibit One, Exhibit Two, Exhibit Three and Exhibit Four to the Series Supplement (the "Mortgage Loans").

      V. In connection with the purchase of the Mortgage Loans from GSMC, the Company will assign to RFC a de minimis portion of each of the Class R-I, Class R-II and Class R-III Certificates (together, the "Class R Certificates").

      VI. In connection with the purchase of the Mortgage Loans and the issuance of the Certificates, RFC and GSMC wish to make certain representations and warranties to the Company.

      VII. The Company and GSMC intend that the conveyance by GSMC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

      NOW THEREFORE, in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

         Section 1. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

         Section 2. Concurrently with the execution and delivery hereof, GSMC hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans, including all interest and principal, and with respect to the Sharia Mortgage Loans, all amounts in respect of profit payments and acquisition payments, received on or with respect to the Mortgage Loans after August 1, 2006 (other than payments of principal and interest, and with respect to the Sharia Mortgage Loans, all amounts in respect of profit payments and acquisition payments, due on the Mortgage Loans on or before August 1, 2006). In consideration of such assignment, GSMC or its designee will receive from the Company in immediately available funds an amount equal to $[______]. In connection with such assignment and at the Company's direction, GSMC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed Mortgage Note) to the order of the Trustee and delivered an assignment of mortgage or security instrument, as applicable, in recordable form to the Trustee or its agent. A "Destroyed Mortgage Note" means a Mortgage Note the original of which was permanently lost or destroyed.

      GSMC shall deliver or cause to be delivered to, and deposited with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee, the Mortgage Loan File as set forth in 2.01(b) of the Pooling and Servicing Agreement.

      GSMC and the Company agree that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Company, without recourse (but subject to GSMC's and RFC's covenants, representations and warranties specifically provided herein), of all of GSMC's obligations and all of GSMC's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of such Pledged Asset Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to, (i) the Credit Support Pledge Agreement, the Funding and Pledge Agreement among the Mortgagor or other Person pledging the related Pledged Assets (the "Customer"), Combined Collateral LLC and National Financial Services Corporation, and the Additional Collateral Agreement between GMAC Mortgage Corporation and the Customer (collectively, the "Assigned Contracts"), (ii) all rights, powers and remedies of GSMC as owner of such Pledged Asset Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and, all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Company, of any obligation of GSMC, or any other Person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

      The Company and GSMC intend that the conveyance by GSMC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this
Section 2 shall be, and be construed as, a sale of the Mortgage Loans by GSMC to the Company. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by GSMC to the Company to secure a debt or other obligation of GSMC. However, in the event that the Mortgage Loans are held to be property of GSMC, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code of any applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be, and hereby is, a grant by GSMC to the Company of a security interest in all of GSMC's right, title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File, (ii) with respect to each Sharia Mortgage Loan, the related Sharia Mortgage Loan Security Instrument, Sharia Mortgage Loan Co-Ownership Agreement, Obligation to Pay, Assignment Agreement and Amendment of Security Instrument, any insurance policies and all other documents in the related Mortgage File and (iii) with respect to each Mortgage Loan other than a Cooperative Loan or a Sharia Mortgage Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all monies due or to become due pursuant to the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit investment property or chattel paper shall be deemed to be possession by the secured party, or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code of any applicable jurisdiction (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law. GSMC shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, GSMC shall prepare and deliver to the Company not less than 15 days prior to any filing date, and the Company shall file, or shall cause to be filed, at the expense of GSMC, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Company's security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and
(y) such other statements as may be occasioned by (1) any change of name of GSMC or the Company, (2) any change of location of the place of business or the chief executive office of GSMC, or (3) any transfer of any interest of GSMC in any Mortgage Loan.

         Section 3. Notwithstanding the sale of the Mortgage Loans by GSMC to the Company as set forth in Section 2, (i) RFC, as the Master Servicer, shall retain all servicing rights (including, without limitation, primary servicing and master servicing) relating to or arising out of the Mortgage Loans, and all rights to receive servicing fees, servicing income and other payments made as compensation for such servicing granted to it under the Pooling and Servicing Agreement pursuant to the terms and conditions set forth therein (collectively, the "Servicing Rights"), (ii) the Master Servicer shall service the Mortgage Loans in accordance with and shall be bound by the terms of the Pooling and Servicing Agreement, and, for the avoidance of doubt, the Master Servicer shall have no further obligation to service the Mortgage Loans pursuant the Sale and Servicing Agreement and GSMC shall have no further rights or obligations with respect to the servicing of the Mortgage Loans thereunder, and (iii) the Servicing Rights are not included in the collateral in which GSMC grants a security interest pursuant to Section 2.

         Section 4. Concurrently with the execution and delivery hereof, the Company hereby assigns to RFC without recourse all of its right, title and interest in and to a de minimis portion of each of the Class R Certificates in exchange for the Master Servicer's rights to continue to service the Mortgage Loans solely pursuant to the Pooling and Servicing Agreement.

         Section 5. On the Closing Date, following the sale of the Mortgage Loans to the Company, title to each Mortgage and the related Mortgage Note shall be transferred to the Company or its assignee in accordance with this Agreement. All rights arising out of the Mortgage Loans after the Cut-off Date including, but not limited to, any and all funds received on or in connection with a Mortgage Loan and due after the Cut-off Date shall be received and held by GSMC in a custodial capacity for the benefit of the Company or its assignee as the owner of the Mortgage Loans in accordance herewith and shall be delivered or caused to be delivered by GSMC to the Company or its assignee on or immediately following the Closing Date. Any funds received by GSMC, the Company or the Servicer (as defined in the Pooling and Servicing Agreement) after the Cut-off Date but due prior to the month of the Cut-off Date shall remain the property of GSMC and shall be promptly remitted to GSMC.

         Section 6. (a) GSMC hereby represents and warrants to the Company as of the Closing Date (or such other date as is specified in the related representation or warranty) as follows:

      i. Immediately prior to the assignment of the Mortgage Loans to the Company, GSMC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation and, with respect to certain Mortgage Loans, the monthly payment due on the first Due Date following the Cut-off Date), and no action has been taken or failed to be taken by GSMC that would materially adversely affect the enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

      ii. GSMC has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to RFC with respect to the Sale and Servicing Agreement or the Mortgage Loans;

      iii. GSMC has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale and Servicing Agreement (except for any amendments or modifications with respect to the Mortgage Loans set forth in the related Reference Agreement or Assignment, as applicable) or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Sale and Servicing Agreement. GSMC has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of or assignments of rights or obligations under the Sale and Servicing Agreement or the Mortgage Loans;

      iv. Neither GSMC nor anyone acting on its behalf has offered, transferred, pledged sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans or any interest in the Mortgage Loans from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans with, any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "Securities Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto;

      v. Except for the sale to the Company, GSMC has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein;

      vi. GSMC has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and GSMC has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has GSMC executed an instrument that would effect any such release, cancellation, subordination, or rescission. GSMC has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required;

      vii. With respect to each Mortgage Loan, each representation and warranty of RFC with respect to such Mortgage Loan contained in Section 7(a) of this Agreement (except for those representations and warranties set forth in clauses
(iii), (iv), and (xxii) of such Section), to the extent such representation and warranty relates to matters arising on or after the related Whole Loan Sale Date and was correct as of the related Whole Loan Sale Date, is true and correct as of the date of this Agreement; and

      viii. Approximately 1.3%, 0.7%, 1.1% 0.6% and 0.8% of the group I loans, group II loans, group III loans, group IV loans and the Mortgage Loans in the aggregate, respectively, by stated principal balance, were 30 or more days delinquent in payment of principal and interest as of the Cut-off Date and approximately 4.5%, 2.7%, 2.6%, 1.6% and 2.7% of the group I loans, group II loans, group III loans, group IV loans and the Mortgage Loans in the aggregate, respectively, have been a maximum of 30 to 59 days delinquent in the payment of principal and interest in the last 12 months.

      No representation and warranty by GSMC hereunder constitutes a waiver of any of the rights of GSMC with respect to the representations and warranties of RFC under the Sale and Servicing Agreement.

      (b)

      i. GSMC is the holder of all of the right, title and interest as owner of each Pledged Asset Loan in and to each of the Assigned Contracts delivered and sold to the Company hereunder, and the assignment hereof by GSMC validly transfers such right, title and interest to the Company free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

      ii. GSMC is a limited partnership duly formed and validly existing under the laws of the State of New York with full power and authority to enter into and perform its obligations under the Sale and Servicing Agreement and this Agreement;

      iii. This Agreement has been duly executed and delivered by GSMC, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid and binding agreement of GSMC, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

      iv. The execution, delivery and performance by GSMC of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof;

      v. The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of GSMC; neither the execution and delivery by GSMC of this Agreement, nor the consummation by GSMC of the transactions herein contemplated, nor compliance by GSMC with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of GSMC or any law, governmental rule or regulation or any material judgment, decree or order binding on GSMC or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which GSMC is a party or by which it is bound;

      vi. There are no actions, suits or proceedings pending or, to the knowledge of GSMC, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter that in the judgment of GSMC will be determined adversely to GSMC and will if determined adversely to GSMC materially adversely affect its ability to perform its obligations under this Agreement; and

         Section 7. (a) RFC represents and warrants to the Company that on (i) on or prior to April 27, 2006, with respect to those Mortgage Loans listed on
   Schedule I hereto, (ii) on or prior to June 30, 2006, with respect to those Mortgage Loans listed on Schedule II hereto, (iii) on or prior to July 13, 2006, with respect to those Mortgage Loans listed on Schedule III hereto, or
   (iv) on or prior to August 4, 2006, with respect to those Mortgage Loans listed on Schedule IV (or, if otherwise specified below, as of the date so specified) (such date with respect to each Mortgage Loan, the "Whole Loan Sale Date"):

      i. Each mortgage loan with a Loan-to-Value Ratio at origination in excess of 80%, was insured by a primary mortgage insurance policy (a "Primary Insurance Policy") covering at least 30% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, at least 25% of the balance of the mortgage loan at origination if the Loan-to-Value Ratio is between 90.00% and 85.01%, and at least 12% of the balance of the mortgage loan at origination if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of RFC's knowledge, each such Primary Insurance Policy was in full force and effect and the Trustee is entitled to the benefits thereunder;

      ii. Each Primary Insurance Policy insured the named insured and its successors and assigns, and the issuer of the Primary Insurance Policy was an insurance company whose claims-paying ability was currently acceptable to the Rating Agencies;

      iii. Immediately prior to the assignment of the Mortgage Loans to GSMC, RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and no action has been taken or failed to be taken by RFC that would materially adversely affect the enforceability of any Mortgage Loan or the interests therein of any holder of the Mortgage Loans;

      iv. None of the Mortgage Loans were 30 or more days delinquent in payment of principal and interest as of as of April 7, 2006, with respect the Mortgage Loans listed on Schedule I hereto, as of June 30, 2006, with respect to the Mortgage Loans listed on Schedule II hereto, as of July 13, 2006, with respect to the Mortgage Loans listed on Schedule III hereto and as of August 4, 2006, with respect to the Mortgage Loans listed on Schedule IV hereto;

      v. Subject to clause (iv) above as respects delinquencies, there was no default, breach, violation or event of acceleration existing under any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, constituted a default, breach, violation or event of acceleration, and no such default, breach, violation or event of acceleration was waived by RFC or by any other entity involved in originating or servicing a Mortgage Loan;

      vi. There was no delinquent tax or assessment lien against any Mortgaged Property;

      vii. No Mortgagor had any right of offset, defense or counterclaim as to the related Mortgage Note or Mortgage except as may be provided under the Servicemembers' Civil Relief Act;

      viii. None of the Mortgage Loans were Buy-Down Mortgage Loans;

      ix. There were no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which were or may be a lien prior to, or equal with, the lien of the related Mortgage, except such liens that were insured or indemnified against by a title insurance policy described under clause (xv) below;

      x. Each Mortgaged Property was free of damage and in good repair and no notice of condemnation had been given with respect thereto and RFC knew of nothing involving any Mortgaged Property that could have reasonably been expected to materially adversely affect the value or marketability of any Mortgaged Property;

      xi. Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable anti-predatory lending laws;

      xii. Each Mortgage contained customary and enforceable provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged Property, including (i) in the case of a Mortgage that was a deed of trust, by trustee's sale, (ii) by summary foreclosure, if available under applicable law, and (iii) otherwise by foreclosure, and there was no homestead or other exemption available to the Mortgagor that would interfere with such right to sell at a trustee's sale or right to foreclosure, subject in each case to applicable federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

      xiii. With respect to each Mortgage that was a deed of trust, a trustee duly qualified under applicable law to serve as such was properly named, designated and serving, and except in

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connection with a trustee's sale after default by a Mortgagor, no fees or expenses were payable by RFC to the trustee under any Mortgage that was a deed of trust;

      xiv. A policy of title insurance in the form and amount required by the Program Guide was effective as of the closing of each Mortgage Loan, was valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

      xv. The Mortgage Loans were conventional. hybrid adjustable-rate, fully amortizing, (subject to interest only periods, if applicable) first lien mortgage loans having terms to maturity of not more than 30 years from the date of origination or modification with monthly payments due, with respect to a majority of the Mortgage Loans, on the first day of each month;

      xvi. No Mortgage Loan provided for deferred interest or negative amortization;

      xvii. The improvements upon the Mortgaged Properties were insured against loss by fire and other hazards as required by the Program Guide including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage required the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorized the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor;

      xviii. If any of the Mortgage Loans were secured by a leasehold interest, with respect to each leasehold interest: the use of leasehold estates for residential properties was an accepted practice in the area where the related Mortgaged Property was located; residential property in such area consisting of leasehold estates was readily marketable; the lease was recorded and no party was in any way in breach of any provision of such lease; the leasehold was in full force and effect and was not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease did not terminate less than ten years after the maturity date of such Mortgage Loan;

      xix. Each Assigned Contract relating to each Pledged Asset Loan was a valid, binding and legally enforceable obligation of the parties thereto, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

      xx. RFC was the holder of all of the right, title and interest as owner of each Pledged Asset Loan in and to each of the Assigned Contracts delivered and sold to GSMC under the Sale and Servicing Agreement, and the assignment hereof by RFC validly transfers such right, title and interest to GSMC free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

      xxi. The full amount of the Pledged Amount with respect to such Pledged Asset Loan was deposited with the custodian under the Credit Support Pledge Agreement and was on deposit in the custodial account held thereunder as of the date hereof;

      xxii. RFC was a member of MERS, in good standing, and current in payment of all fees and assessments imposed by MERS, and had complied with all rules and procedures of MERS in connection with its assignment to GSMC of the Mortgage relating to each Mortgage Loan that is registered with MERS, including, among other things, that RFC shall have confirmed the transfer to GSMC of the Mortgage on the MERS(R) System;

      xxiii. No instrument of release or waiver was executed in connection with the Mortgage Loans, and no Mortgagor was been released, in whole or in part from its obligations in connection with a Mortgage Loan;

      xxiv. With respect to each Mortgage Loan, either (i) the Mortgage Loan was assumable pursuant to the terms of the Mortgage Note, or (ii) the Mortgage Loan contained a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

      xxv. The proceeds of the Mortgage Loan had been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending completion of such improvements) had been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

      xxvi. Except with respect to approximately 0.8% of the Mortgage Loans, the appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

      xxvii. To the best of RFC's knowledge, any escrow arrangements established with respect to any Mortgage Loan were in compliance with all applicable local, state and federal laws and were in compliance with the terms of the related Mortgage Note;

      xxviii. Each Mortgage Loan was originated (1) by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority, (2) by a mortgagee approved by the Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act, as amended, or (3) by a mortgage broker or correspondent lender in a manner such that the Certificates would qualify as "mortgage related securities" within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

      xxix. All improvements which were considered in determining the Appraised Value of the Mortgaged Properties lie wholly within the boundaries and the building restriction lines of the Mortgaged Properties, or the policy of title insurance affirmatively insures against loss or damage by reason of any violation, variation, encroachment or adverse circumstance that either was disclosed or would have been disclosed by an accurate survey;

      xxx. Each Mortgage Note and Mortgage constituted a legal, valid and binding obligation of the borrower, or the consumer in the case of the Sharia Mortgage Loans, enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

      xxxi. None of the Mortgage Loans were subject to the Home Ownership and Equity Protection Act of 1994;

      xxxii. No Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003, which was secured by property located in the State of Georgia;

      xxxiii. None of the proceeds of any Mortgage Loan were used to finance the purchase of single premium credit insurance policies;

      xxxiv. No Mortgage Loan contained prepayment penalties that extend beyond five years after the date of origination;

      xxxv. No Mortgage Loan was a loan that, under applicable state or local law in effect at the time of origination of the loan, was referred to as (A) classified as a "high cost" "home," "threshold," "covered," "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or
(B) categorized as High Cost or Covered pursuant to Appendix E of Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.6c Revised (attached hereto as Exhibit A). For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation;

      xxxvi. Each mortgage loan constituted a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(A)(1); and

      xxxvii. No fraud or misrepresentation had taken place in connection with the origination of any Mortgage Loan.

            (b) In addition, RFC hereby represents and warrants to the Company that as of the date of execution hereof:

                  (w) each of the Mortgage Loans has been serviced in accordance with those servicing practices set forth in the Program Guide and those mortgage servicing practices of prudent mortgage lending institutions that service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and incorporating the Delinquency Collection Polices and Procedures set forth in the Sale and Servicing Agreement;

                  (x) the information set forth in Exhibit One, Exhibit Two,
            Exhibit Three and Exhibit Four to the Series Supplement with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct, in all material respects, at the date or dates respecting which such information is furnished;

                  (y) it is a member of MERS, in good standing, and current in payment of all fees and assessments imposed by MERS, and has complied with all rules and procedures of MERS in connection with the assignment to the Trustee as assignee of the Company of the Mortgage relating to each Mortgage Loan that is registered with MERS, including, among other things, that RFC shall have confirmed the transfer to the Trustee, as assignee of the Company, of the Mortgage on the MERS(R) System; and

                  (z) With respect to each Sharia Mortgage Loan, mortgage
            pass-through certificates or notes representing interests in mortgage loans that are in all material respects of the same type as the Mortgage Loans, and which are structured to be permissible under Islamic law utilizing a declining balance co-ownership structure, were, for a least one year prior to the date hereof, (a) held by investors other than employee benefit plans, and (b) rated at least BBB- or Baa3, as applicable, by a Rating Agency.

            (c) RFC, on behalf of GSMC, shall provide written notice to GMAC Mortgage Corporation of the sale of each Pledged Asset Loan to the Company hereunder and by the Company to the Trustee under the Pooling and Servicing Agreement, and shall maintain the Schedule of Additional Owner Mortgage Loans (as defined in the Credit Support Pledge Agreement), showing the Trustee as the Additional Owner of each such Pledged Asset Loan, all in accordance with Section
7.1 of the Credit Support Pledge Agreement.

         Section 8. (a) Upon discovery by GSMC or RFC or upon notice from the Company or the Trustee of a breach of the foregoing representations and warranties made by GSMC in Section 6(a) or RFC in Section 7(a) or (b), as applicable, in respect of any Mortgage Loan which materially and adversely affects the interests of any holders of the Certificates or of the Company in such Mortgage Loan, RFC or GSMC, as applicable, shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach in all material respects or, except as otherwise provided in Section
   2.04 of the Pooling and Servicing Agreement, purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the Purchase Price for such Mortgage Loan. If the breach of representation and warranty that gave rise to the obligation to repurchase a Mortgage Loan pursuant to this Section 8 was the representation set forth in clause (xi) or
   (xxxv) of Section 7(a) or the representation of GSMC with respect to such representation pursuant to Section 6(a)(vii), then GSMC or RFC, as applicable, shall pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

            (b) With respect to each Mortgage Loan, a first lien repurchase event ("Repurchase Event") shall have occurred if it is discovered that, as of the date thereof, the related Mortgage was not a valid first lien on the related Mortgaged Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such permissible title exceptions as are listed in the Program Guide and (iii) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property. Upon the occurrence of a Repurchase Event, notice of which shall be given to the Company by GSMC or RFC, as applicable, if it discovers the same, RFC shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such Repurchase Event in all material respects or purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the Purchase Price for such Mortgage Loan.

            (c) In addition, with respect to any Mortgage Loan listed on the attached Schedule A with respect to which any document or documents constituting a part of the Mortgage File are missing or defective in any material respect as to which the Company delivers to the Trustee or the Custodian an affidavit certifying that the original Mortgage Note has been lost or destroyed, if such Mortgage Loan subsequently is in default and the enforcement thereof or of the related Mortgage is materially adversely affected by the absence or defectiveness of any such document or documents or the original Mortgage Note, a document deficiency repurchase event ("Document Deficiency Repurchase Event") shall be deemed to have occurred. Upon the occurrence of a Document Deficiency Repurchase Event, notice of which occurrence shall be given to the Company by GSMC or RFC, as applicable, if it discovers the same, GSMC shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such Document Deficiency Repurchase Event in all material respects or purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the Purchase Price for such Mortgage Loan; provided that if such Document Deficiency Repurchase Event would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.

         Section 9. The obligations of the Company under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

      i. The Company shall have received (i) the purchase price payable by Goldman, Sachs & Co. (the "Underwriter") to the Company in exchange for the Senior Certificates and the Class M Certificates pursuant to the Underwriting Agreement, dated August 21, 2006, among the Company, RFC and the Underwriter and
(ii) the purchase price payable by the Underwriter to the Company in exchange for the Class B Certificates pursuant to the Purchase Agreement, dated August 24, 2006, among the Company, RFC and the Underwriter.

      ii. The obligations of GSMC required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of GSMC under this Agreement shall be true and correct as of the date hereof and as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a default under this Agreement, and the Company shall have received a certificate to that effect.

      iii. The Company shall have received, or the Company's attorney shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and acceptable to the Company, duly executed by all signatories other than the Company, as required pursuant to the respective terms thereof:

                  (1) A certificate dated as of the Closing Date, in the form acceptable to the parties hereto, and attached thereto the resolutions of GSMC authorizing the transactions contemplated by this Agreement, together with copies of the organizational documents of GSMC as of a recent date with respect to the Company; and

                  (2) An opinion of GSMC's counsel in the form and substance satisfactory to the Company and its counsel.

      iv. GSMC shall furnish to the Company such other certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Company and its attorney may reasonably request.

         Section 10. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

         Section 11. All communications hereunder will be in writing and effective only on receipt, and, if sent to GSMC will be mailed, delivered or telegraphed and confirmed to you at Seller shall be directed to Goldman Sachs Mortgage Company, c/o Goldman Sachs & Co., 85 Broad Street, 26th Floor, New York, New York 10004, Attention: Darren Stumberger or if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Residential Funding Mortgage Securities I, Inc., 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President; or, if sent to Residential Funding will be mailed, delivered or telegraphed and confirmed to it at Residential Funding Corporation, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President.

         Section 12. This Agreement may be terminated (a) by the mutual consent of the parties hereto, or (b) by the Company if the conditions to the Company's obligations to closing set forth under Section 9 hereof are not fulfilled as and when required to be fulfilled. In the event of a termination pursuant to Section 12(b), GSMC agrees that it will pay the out-of-pocket fees and expenses of the Company in connection with the transactions contemplated by this Agreement.

         Section 13. All representations, warranties and agreements contained in this Agreement, the Sale and Servicing Agreement or in certificates of officers of GSMC and RFC submitted pursuant hereto, shall remain operative and in full force and effect and shall survive transfer and sale of the Mortgage Loans to the Company.

         Section 14. If any provision of this Agreement shall be prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

         Section 15. This Agreement may be executed in any number of counterparts, each of which shall be an original, but both of which together shall constitute one and the same agreement.

         Section 16. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

         Section 17. GSMC and the Company agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

         Section 18. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement on the date first written above.

                                    RESIDENTIAL FUNDING CORPORATION

                                    By:_________________________________________
                                    Name: Joseph Orning
                                    Title: Associate

                                    RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.

                                    By:_________________________________________
                                    Name: Christopher Martinez
                                    Title: Vice President

                                    GOLDMAN SACHS MORTGAGE COMPANY

                                    By: Goldman Sachs Real Estate Funding Corp.,
                                        its General Partner

                                    By:_________________________________________
                                    Name:
                                    Title:

                                             Assignment and Assumption Agreement
                                                           RFMSI Series 2006-SA2

                                    EXHIBIT A
              APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR FILE
                    FORMAT FOR LEVELS(R) VERSION 5.6c REVISED

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

                                                          REVISED April 18, 2006

Standard & Poor's High Cost Loan Categorization

                                                                                                       Category under
                                               Name of Anti-Predatory Lending                         Applicable Anti-
       State/Jurisdiction                            Law/Effective Date                             Predatory Lending Law
       ------------------                      ------------------------------                       ---------------------
Arkansas                              Arkansas Home Loan Protection Act, Ark.                  High Cost Home Loan
                                      Code Ann. Sections 23-53-101 et seq.

                                      Effective July 16, 2003

Cleveland Heights, OH                 Ordinance No. 72-2003 (PSH),  Mun. Code Sections         Covered Loan
                                      757.01 et seq.

                                      Effective June 2, 2003

Colorado                              Consumer Equity Protection, Colo. Stat.                  Covered Loan
                                      Ann. Sections 5-3.5-101 et seq.

                                      Effective for covered loans offered or
                                      entered into on or after January 1, 2003.
                                      Other provisions of the Act took effect
                                      on June 7, 2002

Connecticut                           Connecticut Abusive Home Loan Lending                    High Cost Home Loan
                                      Practices Act, Conn. Gen. Stat.
                                      Sections 36a-746 et seq.

                                      Effective October 1, 2001

District of Columbia                  Home Loan Protection Act, D.C. Code                      Covered Loan
                                      Sections 26-1151.01 et seq.

                                      Effective for loans closed on or after
                                      January 28, 2003

Florida                               Fair Lending Act, Fla. Stat. Ann.                        High Cost Home Loan
                                      Sections 494.0078 et seq.

                                      Effective October 2, 2002

Standard & Poor's High Cost Loan Categorization

                                                                                                       Category under
                                               Name of Anti-Predatory Lending                         Applicable Anti-
       State/Jurisdiction                            Law/Effective Date                             Predatory Lending Law
       ------------------                      ------------------------------                       ---------------------
Georgia  (Oct.  1, 2002 - Mar. 6,     Georgia Fair Lending Act, Ga. Code Ann.                  High Cost Home Loan
2003)                                 Sections 7-6A-1 et seq.

                                      Effective October 1, 2002 - March 6, 2003

Georgia as amended  (Mar. 7, 2003     Georgia Fair Lending Act, Ga. Code Ann.                  High Cost Home Loan
- current)                            Sections 7-6A-1 et seq.

                                      Effective for loans closed on or after
                                      March 7, 2003

HOEPA Section 32                      Home Ownership and Equity Protection Act                 High Cost Loan
                                      of 1994, 15 U.S.C. Section 1639, 12 C.F.R.
                                      Sections 226.32 and 226.34

                                      Effective October 1, 1995, amendments
                                      October 1, 2002

Illinois                              High Risk Home Loan Act, Ill. Comp. Stat.                High Risk Home Loan
                                      tit. 815, Sections 137/5 et seq.

                                      Effective January 1, 2004 (prior to this date, regulations under Residential
                                      Mortgage License Act effective from May
                                      14, 2001)

Kansas                                Consumer Credit Code, Kan. Stat. Ann.                    High  Loan  to  Value  Consumer
                                      Sections 16a-1-101 et seq.                               Loan (id. Section 16a-3-207) and;

                                      Sections 16a-1-301 and 16a-3-207 became
                                      effective April 14, 1999; Section                        High APR  Consumer  Loan (id.
                                      16a-3-308a became effective July 1, 1999                 Section 16a-3-308a)

Kentucky                              2003 KY H.B. 287 - High  Cost Home Loan                  High Cost Home Loan
                                      Act, Ky. Rev. Stat. Sections 360.100 et seq.

                                      Effective June 24, 2003

Maine                                 Truth in Lending, Me. Rev. Stat.                         High Rate High Fee Mortgage
                                      tit. 9-A, Sections 8-101 et seq.

                                      Effective September 29, 1995 and as
                                      amended from time to time

Standard & Poor's High Cost Loan Categorization

                                                                                                       Category under
                                               Name of Anti-Predatory Lending                         Applicable Anti-
       State/Jurisdiction                            Law/Effective Date                             Predatory Lending Law
       ------------------                      ------------------------------                       ---------------------
Massachusetts                         Part 40 and Part 32, 209 C.M.R. Sections 32.00           High Cost Home Loan
                                      et seq. and 209 C.M.R. Sections 40.01 et seq.

                                      Effective March 22, 2001 and amended from time to time

Nevada                                Assembly Bill No. 284, Nev. Rev. Stat.                   Home Loan
                                      Sections 598D.010 et seq.

                                      Effective October 1, 2003

New Jersey                            New Jersey Home Ownership Security Act of                High Cost Home Loan
                                      2002, N.J. Rev. Stat. Sections 46:10B-22 et seq.

                                      Effective for loans closed on or after
                                      November 27, 2003

New Mexico                            Home Loan Protection Act, N.M. Rev. Stat.                High Cost Home Loan
                                      Sections 58-21A-1 et seq.

                                      Effective as of January 1, 2004; Revised as of February 26, 2004

New York                              N.Y. Banking Law Article 6-l                             High Cost Home Loan

                                      Effective for applications made on or
                                      after April 1, 2003

North Carolina                        Restrictions and Limitations on High Cost                High Cost Home Loan
                                      Home Loans, N.C. Gen. Stat. Sections 24-1.1E et
                                      seq.

                                      Effective July 1, 2000; amended October 1,
                                      2003 (adding open-end lines of credit)

Ohio                                  H.B. 386 (codified in various sections of                Covered Loan
                                      the Ohio Code), Ohio Rev. Code Ann.
                                      Sections 1349.25 et seq.

                                      Effective May 24, 2002

Oklahoma                              Consumer Credit Code (codified in various                Subsection 10 Mortgage
                                      sections of Title 14A)

                                      Effective July 1, 2000; amended effective
                                      January 1, 2004

Standard & Poor's High Cost Loan Categorization

                                                                                                       Category under
                                               Name of Anti-Predatory Lending                         Applicable Anti-
       State/Jurisdiction                            Law/Effective Date                             Predatory Lending Law
       ------------------                      ------------------------------                       ---------------------
South Carolina                        South Carolina High Cost and Consumer                    High Cost Home Loan
                                      Home Loans Act, S.C. Code Ann.
                                      Sections 37-23-10 et seq.

                                      Effective for loans taken on or after
                                      January 1, 2004

West Virginia                         West Virginia Residential Mortgage                       West  Virginia   Mortgage  Loan
                                      Lender, Broker and Servicer Act, W. Va.                  Act Loan
                                      Code Ann. Sections 31-17-1 et seq.

                                      Effective June 5, 2002

Standard & Poor's Covered Loan Categorization

                                                                                                       Category under
                                               Name of Anti-Predatory Lending                         Applicable Anti-
       State/Jurisdiction                            Law/Effective Date                             Predatory Lending Law
       ------------------                      ------------------------------                       ---------------------
Georgia  (Oct. 1, 2002 - Mar. 6,      Georgia Fair Lending Act, Ga. Code Ann.                  Covered Loan
2003)                                 Sections 7-6A-1 et seq.

                                      Effective October 1, 2002 - March 6, 2003

New Jersey                            New Jersey Home Ownership Security Act of                Covered Home Loan
                                      2002, N.J. Rev. Stat. Sections 46:10B-22 et seq.

                                      Effective November 27, 2003 - July 5, 2004

Standard & Poor's Home Loan Categorization

                                                                                                       Category under
                                               Name of Anti-Predatory Lending                         Applicable Anti-
       State/Jurisdiction                            Law/Effective Date                             Predatory Lending Law
       ------------------                      ------------------------------                       ---------------------
Georgia  (Oct. 1, 2002 - Mar. 6,      Georgia Fair Lending Act, Ga. Code Ann.                  Home Loan
2003)                                 Sections 7-6A-1 et seq.

                                      Effective October 1, 2002 - March 6, 2003

Standard & Poor's Home Loan Categorization

                                                                                                       Category under
                                               Name of Anti-Predatory Lending                         Applicable Anti-
       State/Jurisdiction                            Law/Effective Date                             Predatory Lending Law
       ------------------                      ------------------------------                       ---------------------
New Jersey                            New Jersey Home Ownership Security Act of                Home Loan
                                      2002, N.J. Rev. Stat. Sections 46:10B-22 et seq.

                                      Effective for loans closed on or after
                                      November 27, 2003

New Mexico                            Home Loan Protection Act, N.M. Rev. Stat.                Home Loan
                                      Sections 58-21A-1 et seq.

                                      Effective as of January 1, 2004; Revised as of February 26, 2004

North Carolina                        Restrictions and Limitations on High Cost                Consumer Home Loan
                                      Home Loans, N.C. Gen. Stat. Sections 24-1.1E et
                                      seq.

                                      Effective July 1, 2000; amended October 1,
                                      2003 (adding open-end lines of credit)

South Carolina                        South Carolina High Cost and Consumer                    Consumer Home Loan
                                      Home Loans Act, S.C. Code Ann. Sections
                                      37-23-10 et seq.

                                      Effective for loans taken on or  after
                                      January 1, 2004

                                   SCHEDULE A
                         Schedule of Mortgage Loans with
                            Defective Mortgage Files

                                   SCHEDULE I
                   MORTGAGE LOANS PURCHASED ON APRIL 27, 2006

                                     S-I-1

                                   SCHEDULE II
                    MORTGAGE LOANS PURCHASED ON JUNE 30, 2006

                                     S-II-1

                                  SCHEDULE III
                    MORTGAGE LOANS PURCHASED ON JULY 13, 2006

                                    S-III-1

                                   SCHEDULE IV
                   MORTGAGE LOANS PURCHASED ON AUGUST 4, 2006

                                     S-IV-1